SETTLEMENT AGREEMENT

This Settlement Agreement (Agreement) is entered into among the United States of America, acting through the United States Department of Justice and on behalf of the Office of Inspector General (OIG-HHS) of the Department of Health and Human Services (HHS), Liberator Medical Supply, Inc. (“Liberator”), and relators Kimberly Herman, Amy Lestage, and Kevin Roseff (hereafter “Relators”), through their authorized representatives.  The United States, Liberator, and Relators hereafter are collectively referred to as “the Parties.”

RECITALS

A.

Liberator is a Florida corporation with a principal place of business in Stuart, Florida.  Liberator sells medical products, including ostomy and continence care products, to, among others, beneficiaries of federal health care programs, and submits claims to those programs for reimbursement.

B.

On December 2, 2011, Relators filed a qui tam action in the United States District Court for the District of Massachusetts captioned United States ex rel. Herman, et al. v. Coloplast Corp., et al., Civil Action No. 11-cv-12131-RWZ, pursuant to the qui tam provisions of the False Claims Act, 31 U.S.C. § 3730(b) (the Civil Action).  Relators filed an Amended Complaint on November 20, 2014, and a Second Amended Complaint on June 1, 2015.  The Second Amended Complaint alleges, among other things, that Coloplast Corp., a manufacturer of ostomy, continence care, and wound care products, paid kickbacks to certain suppliers, including Liberator, to induce the suppliers to promote Coloplast’s products, thereby causing the suppliers to submit false claims to federal health care programs including Medicare, Medicaid, and TRICARE.  Simultaneously with the execution of this Settlement Agreement, the United States is filing a Notice of Intervention for Purposes of Settlement in the Civil Action with respect to the claims alleging that Liberator received kickbacks from Coloplast.

C.

The United States contends that Liberator submitted claims for payment to the Medicare Program, Title XVIII of the Social Security Act, 42 U.S.C. §§ 1395-1395kkk-1 (“Medicare”); the Medicaid Program, 42 U.S.C. §§ 1396-1396w-5 (“Medicaid”); and the TRICARE Program, 10 U.S.C. §§ 1071-1110b (“TRICARE”) (collectively, “Federal Health Care Programs”).

D.

The United States contends that it has certain civil claims against Liberator arising from arrangements between Liberator and Coloplast Corp., a manufacturer of ostomy and continence care products reimbursed by Federal Health Care Programs. The United States contends that in late 2011 and early 2012, Coloplast agreed to reduce its prices to Liberator for Coloplast ostomy pouch products in exchange for Liberator’s agreement to promote the Coloplast products through campaign activities designed to convert patients to the Coloplast products.  After the price reductions took effect, Liberator and Coloplast undertook conversion campaign activities in two phases.  Medicare and Medicaid enrollees were among the patients targeted by the conversion activities. The United States further contends that in October 2012, Coloplast and Liberator agreed on price reductions for Coloplast’s Elastic Barrier Strips product line, and in return Liberator conducted promotional activities in which Liberator referred patients to the Coloplast Elastic Barrier Strips product.  The government alleges that as a result of these activities, Liberator submitted, and Coloplast caused the submission of false claims to Federal Health Care Programs during the period February 29, 2012, through January 13, 2015.  The conduct described in this paragraph is referred to below as the “Covered Conduct.”

E.

Relators claim entitlement under 31 U.S.C. § 3730(d) to a share of the proceeds of this Settlement Agreement and to Relators’ reasonable expenses, attorneys’ fees and costs.

To avoid the delay, uncertainty, inconvenience, and expense of protracted litigation of the above-referenced claims, and in consideration of the mutual promises and obligations of this Settlement Agreement, the Parties agree and covenant as follows:

TERMS AND CONDITIONS

1.

Liberator shall pay to the United States five hundred thousand dollars ($500,000) (Settlement Amount) no later than ten (10) days after the Effective Date of this Agreement by electronic funds transfer pursuant to written instructions to be provided by the Office of the United States Attorney for the District of Massachusetts.

2.

Subject to the exceptions in Paragraph 4 (concerning excluded claims) below, and conditioned upon Liberator’s full payment of the Settlement Amount, the United States releases Liberator, together with its current and former parent corporations; direct and indirect subsidiaries; divisions; current or former owners, officers, directors, employees, agents; and the successors and assigns of any of them from any civil or administrative monetary claim the United States has for the Covered Conduct under the False Claims Act, 31 U.S.C. §§ 3729-3733; the Civil Monetary Penalties Law, 42 U.S.C. § 1320a-7a; the Program Fraud Civil Remedies Act, 31 U.S.C. §§ 3801-3812; or the common law theories of payment by mistake, unjust enrichment, and fraud.

3.

Subject to the exceptions in Paragraph 4 below, and conditioned upon Liberator’s full payment of the Settlement Amount, Relators, each for himself or herself, and for his or her heirs, successors, attorneys, agents, and assigns, release Liberator, together with its current and former parent corporations; direct and indirect subsidiaries; divisions; current or former owners, officers, directors, employees, agents; and the successors and assigns of any of them, from any civil monetary claim the Relators have on behalf of the United States for the Covered Conduct under the False Claims Act, 31 U.S.C. §§ 3729-3733.  Further, subject to the exceptions in Paragraph 4 below, and conditioned upon Liberator’s full payment of the Settlement Amount, Relators, for each of himself or herself, and for his or her heirs, successors, attorneys, agents, and assigns, release Liberator, together with its current and former parent corporations; direct and indirect subsidiaries; divisions; current or former owners, officers, directors, employees, agents; and the successors and assigns of any of them, from any civil monetary claim the relators have on behalf of themselves, without prejudice to the United States, for the conduct described in the Second Amended Complaint; provided, however, that Relators and Relators’ counsel do not release Liberator for, and specifically reserve any claims they may have for reasonable attorneys’ fees, expenses and costs pursuant to 31 U.S.C. § 3720(d).

4.

Notwithstanding the releases given in paragraphs 2 and 3 of this Agreement or any other term of this Agreement, the following claims of the United States are specifically reserved and are not released:

a.

Any liability arising under Title 26, U.S. Code (Internal Revenue Code);

b.

Any criminal liability;

c.

Except as explicitly stated in this Agreement, any administrative liability, including mandatory or permissive exclusion from Federal health care programs;

d.

Any liability to the United States (or its agencies) for any conduct other than the Covered Conduct;

e.

Any liability based upon obligations created by this Agreement;

f.

Any liability for express or implied warranty claims or other claims for defective or deficient products or services, including quality of goods and services;

g.

Any liability for failure to deliver goods or services due; and

h.

Any liability for personal injury or property damage or for other consequential damages arising from the Covered Conduct.

5.

Relators and their heirs, successors, attorneys, agents, and assigns shall not object to this Agreement but agree and confirm that this Agreement is fair, adequate, and reasonable under all the circumstances, pursuant to 31 U.S.C. § 3730(c)(2)(B).  The United States and Relators and their heirs, successors, attorneys, agents, and assigns agree that they each retain all of their rights pursuant to the False Claims Act on the issue of the share percentage, if any, that Relators should receive of any proceeds of the settlement of their claim.

6.

Liberator waives and shall not assert any defenses Liberator may have to any criminal prosecution or administrative action relating to the Covered Conduct that may be based in whole or in part on a contention that, under the Double Jeopardy Clause in the Fifth Amendment of the Constitution, or under the Excessive Fines Clause in the Eighth Amendment of the Constitution, this Agreement bars a remedy sought in such criminal prosecution or administrative action.  Nothing in this paragraph or any other provision of this Agreement constitutes an agreement by the United States concerning the characterization of the Settlement Amount for purposes of the Internal Revenue laws, Title 26 of the United States Code.

7.

Liberator fully and finally releases the United States, its agencies, officers, agents, employees, and servants, from any claims (including for attorney’s fees, costs, and expenses of every kind and however denominated) that Liberator has asserted, could have asserted, or may assert in the future against the United States, its agencies, officers, agents, employees, and servants, related to the Covered Conduct and the United States’ investigation and prosecution thereof.

8.

Liberator fully and finally releases the Relators from any claims (including for attorney’s fees, costs, and expenses of every kind and however denominated) that Liberator has asserted, could have asserted, or may assert in the future against the Relators, related to the conduct described in the Second Amended Complaint and the Relator’s investigation and prosecution thereof.

9.

The Settlement Amount shall not be decreased as a result of the denial of claims for payment now being withheld from payment by any Medicare contractor (e.g., Medicare Administrative Contractor, fiscal intermediary, carrier) or any state payer, related to the Covered Conduct; and Liberator agrees not to resubmit or cause to be resubmitted to any Medicare contractor, TRICARE contractor, or any state payer any previously denied claims related to the Covered Conduct, agrees not to appeal any such denials of claims, and agrees to withdraw any such pending appeals.

10.

Liberator agrees to the following:

a.

Unallowable Costs Defined: All costs (as defined in the Federal Acquisition Regulation, 48 C.F.R. § 31.205-47; and in Titles XVIII and XIX of the Social Security Act, 42 U.S.C. §§ 1395-1395kkk-1 and 1396-1396w-5; and the regulations and official program directives promulgated thereunder) incurred by or on behalf of Liberator, its present or former officers, directors, employees, shareholders, and agents in connection with:

(1)

the matters covered by this Agreement;

(2)

the United States’ audit(s) and civil and criminal investigation(s) of the matters covered by this Agreement;

(3)

Liberator’s investigation, defense, and corrective actions undertaken in response to the United States’ audit(s) and civil and criminal investigation(s) in connection with the matters covered by this Agreement (including attorney’s fees);

(4)

the negotiation and performance of this Agreement; and

(5)

the payment Liberator makes to the United States pursuant to this Agreement and any payments that Liberator may make to Relator, including costs and attorney’s fees;

are unallowable costs for government contracting purposes and under the Medicare Program, Medicaid Program, TRICARE Program, and Federal Employees Health Benefits Program (FEHBP) (hereinafter referred to as Unallowable Costs).

b.

Future Treatment of Unallowable Costs:  Unallowable Costs shall be separately determined and accounted for by Liberator, and Liberator shall not charge such Unallowable Costs directly or indirectly to any contracts with the United States or any State Medicaid program, or seek payment for such Unallowable Costs through any cost report, cost statement, information statement, or payment request submitted by Liberator or any of its subsidiaries or affiliates to the Medicare, Medicaid, TRICARE, or FEHBP Programs.

c.

Treatment of Unallowable Costs Previously Submitted for Payment:  Liberator further agrees that within 90 days of the Effective Date of this Agreement it shall identify to applicable Medicare and TRICARE fiscal intermediaries, carriers, and/or contractors, and Medicaid and FEHBP fiscal agents, any Unallowable Costs (as defined in this Paragraph) included in payments previously sought from the United States, or any State Medicaid program, including, but not limited to, payments sought in any cost reports, cost statements, information reports, or payment requests already submitted by Liberator or any of its subsidiaries or affiliates, and shall request, and agree, that such cost reports, cost statements, information reports, or payment requests, even if already settled, be adjusted to account for the effect of the inclusion of the Unallowable Costs.  Liberator agrees that the United States, at a minimum, shall be entitled to recoup from Liberator any overpayment plus applicable interest and penalties as a result of the inclusion of such Unallowable Costs on previously-submitted cost reports, information reports, cost statements, or requests for payment.

Any payments due after the adjustments have been made shall be paid to the United States pursuant to the direction of the Department of Justice and/or the affected agencies.  The United States reserves its rights to disagree with any calculations submitted by Liberator or any of its subsidiaries or affiliates on the effect of inclusion of Unallowable Costs (as defined in this Paragraph) on Liberator or any of its subsidiaries or affiliates’ cost reports, cost statements, or information reports.

d.

Nothing in this Agreement shall constitute a waiver of the rights of the United States to audit, examine, or re-examine Liberator’s books and records to determine that no Unallowable Costs have been claimed in accordance with the provisions of this Paragraph.

11.

This Agreement is intended to be for the benefit of the Parties only.  The Parties do not release any claims against any other person or entity, except to the extent provided for in Paragraph 12 (waiver for beneficiaries paragraph), below.

12.

Liberator agrees that it waives and shall not seek payment for any of the health care billings covered by this Agreement from any health care beneficiaries or their parents, sponsors, legally responsible individuals, or third party payors based upon the claims defined as Covered Conduct.

13.

Upon receipt of the payment described in Paragraph 1, above, the Relators and the United States shall promptly sign and file in the Civil Action a Stipulation of Dismissal of the Civil Action pursuant to Rule 41(a)(1), (a) dismissing with prejudice all claims concerning the Covered Conduct asserted on behalf of the United States against Liberator in the Civil Action, and (b) dismissing with prejudice to Relators and without prejudice to the United States all remaining claims against Liberator in the Civil Action.

14.

Each Party shall bear its own legal and other costs incurred in connection with this matter, including the preparation and performance of this Agreement.

15.

Each party and signatory to this Agreement represents that it freely and voluntarily enters in to this Agreement without any degree of duress or compulsion.

16.

This Agreement is governed by the laws of the United States.  The exclusive jurisdiction and venue for any dispute relating to this Agreement is the United States District Court for the District of Massachusetts.  For purposes of construing this Agreement, this Agreement shall be deemed to have been drafted by all Parties to this Agreement and shall not, therefore, be construed against any Party for that reason in any subsequent dispute.

17.

This Agreement constitutes the complete agreement between the Parties.  This Agreement may not be amended except by written consent of the Parties.

18.

The undersigned counsel represent and warrant that they are fully authorized to execute this Agreement on behalf of the persons and entities indicated below.

19.

This Agreement may be executed in counterparts, each of which constitutes an original and all of which constitute one and the same Agreement.

20.

This Agreement is binding on Liberator’s successors, transferees, heirs, and assigns.

21.

This Agreement is binding on Relators’ successors, transferees, heirs, and assigns.

22.

All parties consent to the United States’ disclosure of this Agreement, and information about this Agreement, to the public.

23.

This Agreement is effective on the date of signature of the last signatory to the Agreement (Effective Date of this Agreement).  Facsimiles and electronic transmissions of signatures shall constitute acceptable, binding signatures for purposes of this Agreement.

THE UNITED STATES OF AMERICA

By:

/s/ George B. Henderson, II

Dated:  December 22, 2015

GEORGE B. HENDERSON, II

KRISS BASIL

Assistant United States Attorneys

District of Massachusetts

By:

/s/ Jay Majors

Dated:  December 21, 2015

JAY MAJORS

Trial Attorney

Commercial Litigation Branch

United States Department of Justice

BY:

/s/ Robert K. DeConti

Dated:  December 21, 2015

ROBERT K. DECONTI

Assistant Inspector General for Legal Affairs

Office of Counsel to the Inspector General

Office of Inspector General

United States Department of Health and Human Services

LIBERATOR MEDICAL SUPPLY, INC. - DEFENDANT

BY:

/s/ Mark Libratore

Dated:  December 15, 2015

MARK LIBRATORE

BY:

/s/ Maureen A. Ruane

Dated:  December 17, 2015

MAUREEN RUANE

Counsel for Liberator Medical Supply, Inc.

KIMBERLY HERMAN, AMY LESTAGE, AND KEVIN ROSEFF - RELATORS

/s/ Kimberly S. Herman

Dated:  December 20, 2015

Kimberly Herman

/s/ Amy Lestage

Dated:  December 18, 2015

Amy Lestage

/s/ Kevin Roseff

Dated:  December 22, 2015

Kevin Roseff

BY:

/s/ Paul Shaw

Dated:  December 22, 2015

Paul Shaw, Esq.

Counsel for Relators